CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Volt Inc. (the "Company") on Form 10KSB for the year ending December 31,2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert F. Rood, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         1.
         The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
         2.
         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  February 23, 2004
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/s/ Robert F. Rood
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Robert F. Rood
Treasurer
Chief Financial Officer